SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Inflation Protected Plus Fund (Effective March 31, 2010: DWS Global Inflation Plus Fund)

Effective March 31, 2010, the fund will change its name to DWS Global Inflation Plus Fund. Effective April 1, 2010, the following sections of the prospectus are replaced as follows:

The section of the fund’s prospectus under the heading ”INVESTMENT OBJECTIVE” will be replaced in its entirety by the following:

The fund seeks to provide maximum inflation-adjusted return.

The section of the fund’s prospectus under the heading ”PRINCIPAL INVESTMENT STRATEGY” will be replaced in its entirety by the following:

Main investments. The fund invests in inflation–indexed bonds and other fixed income securities of varying maturities issued by the US government, non–US governments, their agencies or instrumentalities, and US and non–US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodity–linked derivative instruments (such as commodity–linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs).

Inflation-indexed bonds are fixed–income securities whose principal value and/or rate of interest are periodically adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or a comparable inflation index. Other fixed income securities in which the fund may invest include mortgage–backed and asset–backed securities, adjustable rate loans that have a senior right to payment (”Senior Loans”) and other floating rate debt securities, and taxable and tax–exempt municipal bonds.  Up to 10% of the fund’s total assets may be invested in below investment grade bonds or instruments (also referred to as junk bonds).

Commodity–linked derivative instruments are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products. The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly–owned subsidiary (the ”Subsidiary”) which shares the same portfolio management as the fund and is expected to invest mainly in commodity–linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the Subsidiary’s derivatives positions.

Management process. The investment process involves both ”top down” analysis as well as ”bottom up” investment selection. As part of the top down analysis, portfolio management takes into account several factors including, but not limited to, current and expected levels of inflation and current and expected economic conditions. The results of this analysis determine the overall structure of the fund’s portfolio. Having determined the desired overall structure of the fund’s portfolio, portfolio management selects individual investments that reflect that portfolio structure. Relative value compared to similar securities, credit quality of issuers, and liquidity of holdings are among the factors considered by portfolio management when investment decisions are made for the fund.

iGAP strategy. In addition to the fund’s main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of short–term and medium–term mispricings within global bond and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities) in particular exchange–traded futures contracts on global bonds and over–the–counter forward currency contracts.

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The section of the fund’s prospectus under the heading ”OTHER INVESTMENTS AND TECHNIQUES” will be replaced in its entirety by the following:

Derivatives. The fund also may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non–hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

Securities Lending. The fund may lend securities (up to one–third of total assets) to approved institutions.

The section of the fund’s prospectus under the heading ”MAIN RISKS” will be replaced in its entirety by the following:

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund’s returns will match or exceed the real rate of inflation.

Credit risk. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In certain interest rate environments, such as when real interest rates (current actual interest rates) are rising faster than nominal interest rates (meaning a real interest rate plus an expected inflation rate), inflation-indexed bonds may experience greater losses than other interest-paying securities of comparable quality and duration.

Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund’s performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

iGAP risk. The success of the iGAP strategy depends, in part, on portfolio management’s ability to analyze the correlation between various global markets and asset classes. If portfolio management’s correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

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Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Foreign investment risk. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

The following information replaces similar disclosure about the portfolio management team under the heading ”MANAGEMENT” in the fund’s prospectus:

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

Robert Wang, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

Thomas Picciochi, Director. Portfolio Manager of the fund. Joined the fund in 2007.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.

Ohn Choe, CFA, Associate. Portfolio Manager of the fund. Joined the fund in 2010.

The following disclosure in the “Fund Details” section under the heading “Other Policies and Risks” replaces similar disclosure in that section:

While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

■	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment objective without seeking shareholder approval.

■
As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

■
The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be tax– able to shareholders at higher federal income tax rates.

■
Certain DWS fund–of–funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund’s performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund’s transaction costs. The Advisor will monitor the impact of these transactions and the fund may discontinue such arrangements if they are not deemed to be in the best interests of the fund.

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Additional risks listed below are in alphabetical order.

Commodities–related investments risk. The commodities–linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity–linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity–linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity–linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund’s ability to gain exposure to commodity–linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.

Conflict of interest risk. To avoid violating laws on self–dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price. The fact that the Advisor has indicated it may wish to invest in the publicly traded securities of a borrower may mean it does not have access to material non–public information about the borrower to which other lenders have access.

Counterparty risk. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares. Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange–listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management’s analytical abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

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Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs.

Tax status risk. Income from certain commodity–linked derivatives may not constitute “qualifying income” to the fund. The IRS has privately ruled, and the fund has requested a ruling, that income earned through a wholly–owned subsidiary that invests in such instruments constitutes qualifying income. If such income were not to constitute qualifying income, the fund might be subject to tax at the fund level.

The following disclosure in the “Who Manages and Oversees the Fund” section under the heading “Management” replaces similar disclosure in that section:

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.
■ Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
■ Portfolio Manager for Retail Fixed Income: New York.
■ BIS, University of Minnesota.
Robert Wang, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.
■ Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
■ Global Head of Quantitative Strategies Portfolio Management: New York.
■ BS, The Wharton School, University of Pennsylvania.
Thomas Picciochi, Director. Portfolio Manager of the fund. Joined the fund in 2007.
■ Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.
■ Senior Portfolio Manager for Quantitative Strategies: New York.
■ BA and MBA, University of Miami.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2010.
■ Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit
■ Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
■ Head of US Loan Portfolio Management, High Yield Strategies: New York.
■ BA from State University of New York, Albany; MBA from Pace University.
Ohn Choe, CFA, Associate. Portfolio Manager of the fund. Joined the fund in 2010.
■ Portfolio Manager for Retail Fixed Income: New York.
■ Joined Deutsche Asset Management in 2005.
■ BSBA, Georgetown University.

The following disclosure in the “Understanding Distributions and Taxes” section replaces similar disclosure in that section:

Income dividends are declared monthly and paid monthly; short–term and long–term capital gains are paid in November or December, or otherwise as needed.

Please Retain This Supplement for Future Reference

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